Exhibit 10.7


               STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT


         This Stock Restriction and Registration Rights Agreement, dated as of October 15, 1999, is by and among Entrade Inc., a Pennsylvania corporation (the "Company"), Don Haidl ("Haidl"), Peggy Haidl, as Trustee of the Capital Direct 1999 Trust [the "Haidl Trust"], Corey P. Schlossmann ("Schlossmann") and Peggy Haidl, as Trustee of Core Capital IV Trust [the "Schlossmann Trust" and, together with Haidl, the Haidl Trust and Schlossmann and their respective successors and assigns hereunder, each a "Holder" and, together, the "Holders").

         Pursuant to a Stock Purchase Agreement, dated as of October 15, 1999, among the Company, Haidl, Schlossmann, the Haidl Trust, the Schlossmann Trust, Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., both Nevada corporations referred to herein, together, as "Nationwide," Haidl, Schlossmann, the Haidl Trust and the Schlossmann Trust have sold to the Company all of the outstanding shares of the capital stock of Nationwide and, in consideration therefor, have received 1,570,000 shares of the Common Stock of the Company (the "Company Shares"), $6,000,000 in cash and promissory notes of the Company in the aggregate principal amount of $18,800,000 (the "Company Notes"). The Company Notes include notes due within forty-five days following the date hereof (the "Short Term Notes") in the aggregate principal amount of $4,800,000, all or a portion of which may be satisfied by the issuance to the Payees thereunder of shares of the Common Stock of the Company (the "Short-Term Note Shares") and other notes in the aggregate principal amount of $14,000,000 due in installments over the two-year period following the date hereof (the "Long-Term Notes").

         In order to induce the Holders to accept the Company Shares and the Short Term Notes as partial consideration for the outstanding shares of the capital stock of Nationwide, the Company has agreed to register the resale of the Company Shares and the Short Term Note Shares by the Holders, subject to restrictions on the number of Company Shares that may be resold prior to May 31, 2000. These restrictions are based upon the market price of the Company Shares.

         Pursuant to the Company Notes, if the Company or any member of the consolidated (as defined for purposes of generally accepted accounting principles) group of companies of which the Company is a member (a "Consolidated Affiliate"), other than Nationwide, incurs or otherwise becomes liable for any indebtedness either for borrowed money for or as a deferred payment of all or any portion of the purchase price paid or payable as consideration for any acquisition of another business by merger, consolidation, purchase of stock, purchase of assets or otherwise, whether directly or as a guarantor or otherwise, or subjects any of its assets to any encumbrance to secure any such indebtedness, whether or not it is otherwise liable therefor (all of the foregoing are referred to as "Acquisition Debt") or receives funds from Nationwide that it utilizes, directly or indirectly as all or any portion of the purchase price payable as consideration for any such acquisition ("Nationwide Funded Indebtedness"), the Company must prepay a portion of the Company Notes or remove the restrictions referenced in the preceding paragraph with respect to a portion of the Company Shares.


         In consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto do hereby agree as follows.

         1.       Initial Registration.

         Not later than December 1, 1999, or such later date that is not more than five calendar days following delivery to the Company of the audited financial statements of Nationwide as of December 31, 1998, and for the calendar year then ended compliant in form with the requirements of Regulation SX under the Securities Act of 1933, as amended (the "Act"), and the related report and consent of KPMG Peat Marwick LLP, the Company shall prepare and file a registration statement (the "Initial Registration Statement") under the Act with respect to the sale by the Holders of the Company Shares and the Short Term Note Shares. The Company shall use its best efforts to cause the Initial Registration Statement to become effective under the Act within sixty calendar days following the filing thereof and to maintain the Initial Registration Statement in effect until the second anniversary of the date hereof. The Company shall pay all of the expenses of the preparation, filing and maintenance of the effectiveness of the Initial Registration Statement, including, without limitation, legal and accounting fees and disbursements, Blue Sky fees, filing fees and all other filing and miscellaneous expenses.

         2.       Piggyback Registration.

          If at any time or times prior to the fifth anniversary of the date hereof when the Initial Registration Statement is not effective, the Company files a registration statement pursuant to the Act on a form on which the sale of the Company Shares and the Short Term Note Shares, if any, might be covered (a "Piggyback Registration Statement"), the Company, at its own expense, will offer to the Holders the opportunity to register the sale of the Company Shares and the Short Term Note Shares, if any, under such Piggyback Registration Statement. In the event of any proposed Piggyback Registration Statement, the Company shall furnish the Holders with no less than thirty (30) days written notice prior to the proposed filing thereof. Such notice shall continue to be given by the Company to the Holders until the earlier of (a) such time as all of the Company Shares and the Short Term Note Shares, if any, have been sold by the Holders or (b) the fifth anniversary of the date hereof. The Holders shall give written notice within twenty (20) days of receipt of the Company's notice of intention to file the Piggyback Registration Statement of their intention to have the Company Shares and the Short Term Note Shares, if any, included therein. If the registration of which the Company gives notice under this
Section 2 is for a registered public offering involving an underwriting, the Company will so advise the Holders as a part of the written notice given to them. In such event the right of any Holder to registration






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


pursuant to this Section 2 will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Company Shares and the Short Term Note Shares, if any, in the underwriting to the extent provided herein. All Holders proposing to distribute their Company Shares through such underwriting will (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form and on customary terms, subject to this Agreement, with the underwriter or underwriters selected for such underwriting by the Company and shall bear their proportionate share of all underwriting discounts and commissions. Notwithstanding any other provision of this Section 2, if the underwriter determines that marketing factors require a limitation on the number of shares to be sold for the account of security holders, the Company will be required to include in the relevant offering and registration made under this
Section 2 only so many, if any, of such Company Shares and Short Term Note Shares, if any, as such underwriter believes in good faith would not materially adversely affect the distribution of the securities to be offered and registered (the shares so included to be apportioned pro rata among all security holders to be included in the registration statement, but not the Company, according to their respective holdings of shares); provided, however, that the Company shall use its best efforts to cause the underwriter to include, as not less than 20% of the total number of shares to be included in the relevant offering and registration, Company Shares and Short Term Note Shares, if any, to be sold by the Holders. In addition, if the offering price of the shares in any such underwritten offering is greater than $10.00 per share (as equitably adjusted to reflect stock splits, reverse stock splits, stock dividends or other recapitalizations) and if the underwriter determines that marketing factors require that the selling security holders refrain from selling their shares in such offering for a period of time, the Holders shall not sell any Company Shares or the Short Term Note Shares, if any, under such Piggyback Registration Statement for such period, not longer than 180 calendar days, as may be agreed by all selling securityholders under the Piggyback Registration Statement. The Company shall use its best efforts to maintain the effectiveness of any Piggyback Registration Statement for at least six months following the date such Piggyback Registration Statement becomes effective under the Act.

3.                Blue Sky Qualification.

         In connection with any registration under Sections 1 or 2 of this Agreement, the Company shall, at its own expense, take all such action as may be reasonably necessary to cause the Company Shares and the Short Term Note Shares, if any, to be registered or qualified for sale in such states as may be reasonably be requested by the Holders; provided, however, that the Company shall not be obligated pursuant to this Section 3, to qualify to do business as a foreign corporation in any jurisdiction in which it would not otherwise be required to do so by reason of its business operations or consent generally to service of process in any such jurisdiction.

4. Rule 144.

         Notwithstanding the foregoing, the Company shall not be obligated to include any Company Shares or Short Term Note Shares, if any, in a Piggyback Registration Statement





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


pursuant to Section 2 if the Company has furnished to the Holder or Holders of such Company Shares and Short Term Note Shares, if any, at the Company's expense an opinion of counsel for the Company reasonably acceptable to such Holder to the effect that all of the Company Shares and Short Term Note Shares, if any, owned by such Holder may be sold by such Holder pursuant to Rule 144, or any successor thereto, under the Act within the immediately subsequent three-month period.

         5.       Restrictions on Sales under Registration Statements.

         Until May 31, 2000, the Holders shall not sell in the aggregate more than the number of Company Shares determined as provided hereinafter (the
"Saleable Company Shares") under the Initial Registration Statement or any Piggyback Registration Statement. The number of Saleable Company Shares shall initially be 400,000. If at any time following the date hereof, the reported closing price for the Common Stock of the Company, as reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, or, if the Common Stock is listed or admitted to unlisted trading privileges on a national securities exchange, the last reported sale price on such exchange for the Common Stock of the Company, (the "Base Closing Price"), has equaled or exceeded $20.00 per share on any ten consecutive trading days, then the number of Saleable Company Shares shall thereafter be increased by 100,000 and shall increase by an additional 100,000 each time that the Base Closing Price increases by an additional $10.00 over $20.00. For the purposes hereof, the Base Closing Price shall be equitably adjusted to take into account the effects of stock splits, reverse stock splits, stock dividends and other recapitalizations. If the Initial Registration Statement or any Piggyback Registration Statement relates to a public offering by the Company of its securities yielding net proceeds to the Company, after underwriting discounts or commissions and all other offering expenses, of $30,000,000 or more, the number of Saleable Company Shares shall increase by 15% of the Company Shares which are not then Saleable Company Shares.

         If at any time prior to May 31, 2000, the Company or any Consolidated Affiliate other than Nationwide incurs any Acquisition Debt or receives Nationwide Funded Indebtedness or net proceeds from a public offering of the Common Stock of the Company, after underwriting discounts or commissions and all other offering expenses, of less than $30,000,000 and, in any such case, elects not to make a prepayment under the Company Note, the number of Saleable Company Shares shall increase by an amount determined by dividing one-half of the principal amount of such Acquisition Debt, one-half of such Nationwide Funded Indebtedness or one-half of such net proceeds, as the case may be, by the Base Closing Price on the date of the incurrence of such Acquisition Debt or the receipt of such Nationwide Funded Indebtedness or net proceeds, as the case may be.

         Notwithstanding anything to the contrary contained above, the provisions of this Section 5 shall not limit the number of Short Term Note Shares that may be sold by the Holders under the Initial Registration Statement on any Piggyback Registration Statement.








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


6.                Reciprocal Indemnification.

                  6.1 Indemnification by the Company. Whenever pursuant to Sections 1 or 2 hereof a registration statement is filed under the Act with respect to the Company Shares or Short Term Note Shares, if any, or such a registration statement is amended or supplemented, the Company agrees that it will indemnify and hold harmless each Holder of Company Shares and Short Term Note Shares, if any, included therein (such Holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder or any controlling person thereof may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any other violation by the Company of the Act or the rules and regulations promulgated thereunder; and the Company will reimburse the Distributing Holder and each controlling person thereof for any legal or other expenses reasonably incurred by the Distributing Holder or any controlling person thereof in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto in reliance upon and in conformity with information furnished by such Distributing Holder specifically for use in the preparation thereof.

                  6.2 Indemnification by Distributing Holders. Each Distributing Holder, severally and not jointly, agrees, as a condition of the inclusion of his Company Shares and Short Term Note Shares, if any, in such registration statement, that he will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed such registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in such registration statement, notification, preliminary prospectus, final prospectus, or amendments or supplements thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any other violation by such Distributing Holder of the Act or the rules and regulations promulgated thereunder, but in the case of (i) or (ii), however, to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement, preliminary prospectus, final prospectus or amendments





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


or supplements thereto in reliance upon and in conformity with information furnished in writing by such Distributing Holder specifically for use in the preparation thereof; and will reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                  6.3 Promptly after receipt by an indemnified  party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 6.

                  6.4 In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; and, after notice so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party under this
Section XI for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

7.                Notices, Etc.

         All notices, requests, demands and other communications hereunder shall be in writing, and shall be deemed to have been duly given, if delivered in person or by courier, telegraphed, telexed or by facsimile transmission or mailed by certified or registered mail, postage prepaid:

         If to any Holder to him at his address in the stock record books of the
Company:

                  with a copy to:    Parker, Milliken, Clark, O'Hara & Samuelian
                                     ARCO Center, 27th Floor
                                     333 South Hope Street
                                     Los Angeles, CA 90071
                                     Telecopier: (213) 683-6669
                                     Attn: Richard D. Robins, Esq.

         If to the Company:          Entrade, Inc.
                                     500 Central Avenue
                                     Northfield, IL 60093
                                     Telecopier: (847) 441-6959
                                     Attn: Peter R. Harvey, President and Chief
                                     Operating Officer

                  with a copy to:    Duane, Morris & Heckscher, LLP
                                     One Liberty Place
                                     Philadelphia, PA 19103
                                     Telecopier: (215) 979-1020
                                     Attn: Sheldon M. Bonovitz, Esq.

Any party may, by written notice to the other, change the address to which notices to such party are to be delivered or mailed.








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


8.                Entire Agreement; Amendment.

         This Agreement sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof. This Agreement may be amended or modified only by a written instrument executed by the Company and the Holders or by their successors and assigns.

9.                General.

         This Agreement: (i) shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof; (ii) shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holders, nothing in this Agreement, expressed or implied, being intended to confer upon any other person any rights or remedies hereunder; and (iii) may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile of an executed copy of this Agreement shall have the same force and effect as an original executed copy. No party may assign his or its rights hereunder without the prior written consent of the other parties hereto; provided, however, that, without the consent of the Company, any Holder may assign his rights hereunder in connection with an assignment of his Company Shares to the extent of any such assignment. This section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.







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


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.


                                    ENTRADE, INC.

                                    By: /s/Mark F. Santacrose
                                        ----------------------------------
                                           Mark F. Santacrose, President


                                    HOLDERS:

                                    /s/Don Haidl
                                    --------------------------------------
                                    Don Haidl

                                    /s/ Corey P. Schlossmann
                                    --------------------------------------
                                    Corey P. Schlossmann


                                    CAPITAL DIRECT 1999 TRUST


                                    By: /s/Peggy Haidl
                                        ----------------------------------
                                             Peggy Haidl, Trustee



                                    CORE CAPITAL IV TRUST


                                   By: /s/Peggy Haidl
                                        ----------------------------------
                                             Peggy Haidl, Trustee










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